CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)

FINANCIAL STATEMENTS
MARCH 31, 2004

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
FINANCIAL STATEMENTS
MARCH 31, 2004

INDEX TO FINANCIAL STATEMENTS

 PAGE(S)

Report of Independent Registered Public Accounting Firm                                                                                                            1

Financial Statements

Balance Sheet as of March 31, 2004                                                                                                                                    2

Statement of Income for the three months ended
March 31, 2004                                                                                                                                                                       3

Statement of Members’ Equity for the three months ended
March 31, 2004                                                                                                                                                                      4

Statement of Cash Flows for the three months ended
March 31, 2004                                                                                                                                                                      5

Notes to Financial Statements                                                                                                                                            6-9

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants

High Ridge Commons
Suites 400-403
200 Haddonfield Berlin Road
Gibbsboro, New Jersey 08026
(856) 346-2828 Fax (856) 346-2882

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Mr. Kevin Johnson
Call Now America Prepaid Company, L.L.C.
Lighthouse Point, Florida

We have reviewed the accompanying balance sheet of Call Now America Prepaid Company, L.L.C. (the “Company”) as of March 31, 2004 and the related statements of income, members’ equity, and cash flows for the three months then ended. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey

August 10, 2005

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
BALANCE SHEET
MARCH 31, 2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$12,800
Accounts receivable	8,325
Inventory	15,440

Total current assets	36,565

TOTAL ASSETS	$36,565

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$35,915

Total current liabilities	35,915

MEMBERS' EQUITY	650

TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,565

The accompanying notes are an integral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 2004

REVENUES	$21,125

COST OF SALES	20,475

GROSS PROFIT	650

NET INCOME	$650

The accompanying notes are an integral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
STATEMENT OF MEMBERS' EQUITY
THREE MONTHS ENDED MARCH 31, 2004

MEMBERS' EQUITY - Beginning of Period	$6,994

Distribution to Member - net	(6,994)

Net income	650

MEMBERS' EQUITY - End of Period	$650

The accompanying notes are an integral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
STATEMENT OF CASH FLOWS (CONTINUED)
THREE MONTHS ENDED MARCH 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$650

Adjustments to reconcile net income to net cash
provided by operating activities:
Changes in assets and liabilities:
Increase in accounts receivable	(8,325)
Increase in inventory	(15,440)
Increase in accounts payable	35,915
Total adjustments	12,150

Net cash used in operating activities	12,800

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Member - net	(6,994)

Net cash provided by financing activities	(6,994)

INCREASE IN CASH AND CASH EQUIVALENTS	5,806

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	6,994

CASH AND CASH EQUIVALENTS - END OF PERIOD	$12,800

The accompanying notes are an integral part of these financial statements.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2004

NOTE 1-                NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES:

Call Now America Prepaid Company, L.L.C. was formed on May 3, 2003 as a Florida limited liability company. The Company purchases prepaid calling cards from manufacturers then resells them at a markup to wholesalers.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents. There were no cash equivalents as of March 31, 2004.

The Company maintains cash and cash equivalents balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances as of March 31, 2004.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Consequently, federal and state income taxes are not payable by, or provided for by the Company. Members are taxed individually on their shares of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the regulations of the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during this reported period. Actual results could differ from those estimates.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2004

NOTE 1-                NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments.

Goodwill and Other Intangible Assets

In June 2001, the FASB issued Statement No. 142 “Goodwill and Other Intangible Assets”. This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. The Company reported no goodwill at March 31, 2004.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2004

NOTE 1-                NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The new guidance resolves significant implementation issues related to SFAS 121. “Accounting for the impairment of long-lived assets to be disposed of.” SFAS 144 is affected for fiscal years beginning after December 21, 2001. Currently, the Company is assessing but has not determined how the adoption of SFAS 144 will impact its financial position and results of operation.

In May 2003, the FASB issued SFAS Statement No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company’s results of operations or financial position.

CALL NOW AMERICA PREPAID COMPANY, L.L.C.
(A LIMITED LIABILITY COMPANY)
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MARCH 31, 2004

NOTE 3-                SUBSEQUENT EVENT

On April 19, 2004 The Company’s assets were acquired by Snap2 Corporation in a stock-for-assets acquisition. As part of the Asset Purchase Agreement (the Agreement) The Purchaser acquired all assets of The Seller including (1) all contracts and purchase orders entered into by the Seller as of the Agreement date, (2) all contracts and purchase orders entered into by the Seller prior to the closing date, and (3) the Seller’s distribution channel. The distribution channel was purported at the time of sale to possess existing business relationships with more than 300,000 retail locations.

In exchange for all the assets of the Seller, the Purchaser conveyed 3,000,000 shares of its common stock worth $1,620,000 under the United States Securities and Exchange Commission Rule 144, which regulates the timing and quantity of shares of the Purchaser that can be sold by the Seller. As part of The Agreement, the Seller was granted the right to purchase an additional 2,000,000 shares of the Purchaser in two separate transactions of 1,000,000 shares each, governed as follows, per the language of the Agreement:

Seller shall have the right to purchase 1,000,000 shares of Snap2 Corporation’s restricted common stock at $0.25 per share upon the Purchaser successfully acquiring 25,000 sales locations utilizing the assets purchased in this agreement. Additionally, Seller shall have the right to purchase an additional 1,000,000 shares of Snap2 Corporation’s restricted common stock at $0.25 per share upon the Purchaser successfully acquiring an additional 25,000 sales locations (total of 50,000) utilizing the assets purchased in this agreement.